Exhibit 10.3
CONDITIONAL WAIVER TO CREDIT AGREEMENT

This CONDITIONAL WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of May 14, 2026 and effective as of the Waiver Effective Date (as hereinafter defined), is made by and among BALLY’S CORPORATION, a Delaware corporation (the “Borrower”), the guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”) party to the Credit Agreement (as hereinafter defined), the Lenders party hereto constituting the Required Revolving Lenders, and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) under the Credit Agreement.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 1, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of June 23, 2023, that certain Second Amendment to Credit Agreement, dated as of May 14, 2025, that certain Third Amendment to Credit Agreement, dated as of September 11, 2025, that certain Incremental Joinder Agreement, dated as of September 29, 2025, that certain Fourth Amendment to Credit Agreement, dated as of May 5, 2026 and as may be further amended, restated, amended and restated, replaced, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, Deutsche Bank AG New York Branch, as collateral agent, and the other parties from time to time party thereto;
WHEREAS, the Borrower hereby requests that the Administrative Agent and the Lenders party hereto (constituting the Required Revolving Lenders) waive the Borrower’s and the Restricted Subsidiaries’ covenants, agreements and obligations under Section 10.08(a) of the Credit Agreement (the “Specified Waiver”) on the terms and conditions set forth herein; and
WHEREAS, the Administrative Agent and the Lenders party hereto (constituting the Required Revolving Lenders) are willing to consent to the Specified Waiver.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Waiver (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Waiver.
ARTICLE II

CONDITIONAL WAIVER

SECTION 2.1 Conditional Waiver.

(a)    The Administrative Agent and the Lenders party hereto (constituting the Required Revolving Lenders) hereby irrevocably waive the Borrower’s and the Restricted Subsidiaries’ covenants, agreements and obligations under Section 10.08(a) of the Credit Agreement for each fiscal quarter of the Borrower ending during the Covenant Waiver Period (the “Specified Covenant”); provided that, if any time during the Covenant Wavier Period the Covenant Waiver Condition is not satisfied in full, the foregoing waiver shall automatically terminate, without any further action by any Lender or the Administrative Agent, and from and after such termination, the Specified Covenant shall be reinstated in full force and effect and tested in accordance with the terms of the Credit Agreement.  This waiver is limited to the Covenant Waiver Period and shall not constitute (i) a waiver of compliance with the Specified Covenant for any other period or (ii) a waiver of any other Default or Event of Default, whether now existing or hereafter arising.
(b)    As used in this Section 2.1, the following terms shall have the following meanings:

(i)“Covenant Waiver Condition” shall mean the satisfaction of each of the following conditions:
(1)As of the last day of each fiscal quarter during the Covenant Waiver Period, Liquidity shall not be less than (x) for the fiscal quarters ending March 31, 2026, June 30, 2026 and September 30, 2026, $325.0 million and (y) for the fiscal quarter ending December 31, 2026, $300.0 million;
(2)At any time during the Covenant Waiver Period that the Unrestricted Cash on hand exceeds $175.0 million for a period of ten (10) consecutive Business Days, the Borrower shall, no later than the first (1st) Business Day following such ten (10) Business Day period, apply the aggregate amount of Unrestricted Cash in excess of such $175.0 million on the date of such prepayment to make an optional prepayment of the Revolving Loans in accordance with Section 2.09 of the Credit Agreement (for the avoidance of doubt, without any corresponding required reduction in Revolving Commitments);
(3)Borrower and the Restricted Subsidiaries shall (i) at all times during the Covenant Waiver Period, comply with Article X of that certain Term Loan Credit Agreement, dated as of February 11, 2026 (the “Ares Credit Agreement”), among Borrower, the Guarantors party thereto, the lenders party thereto and Ares Agent Services, L.P., as administrative agent and collateral agent, as in effect on the date hereof and (ii)  within seventy-five (75) calendar days of the date hereof (or such later date as the Administrative Agent may agree), amend the Credit Agreement in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders to incorporate those provisions of the negative covenants set forth in Article X of the Ares Credit Agreement (including any related defined terms) to the extent any basket, threshold or carve-out thereunder is more restrictive than the corresponding term in the Credit Agreement.
(4)At all times during the Covenant Waiver Period, the Borrower shall not incur any Incremental Commitments under Section 2.12 of the Credit Agreement, any Ratio Debt pursuant to Section 10.01(t) of the Credit Agreement or any Indebtedness incurred under Sections 10.01(h), 10.01(p), 10.01(q), 10.01(u), 10.01(v) and 10.01(x), in each case, solely to the extent such Indebtedness is secured by the Collateral on a pari passu or senior basis with the Revolving Facility;
(5)At all times during the Covenant Waiver Period, the Borrower shall not “reclassify” any Investment made in any Unrestricted Subsidiary pursuant to

Section 10.04(t) of the Credit Agreement to any other clause of Section 10.04 of the Credit Agreement or any Investment made in any Unrestricted Subsidiary pursuant to Section 10.04(l) of the Credit Agreement to any other clause of Section 10.04 of the Credit Agreement; and
(6)At all times during the Covenant Waiver Period, the Borrower shall not (x) designate any Subsidiary of the Borrower as an Unrestricted Subsidiary if such Subsidiary owns any Material Property, (y) permit any Credit Party to transfer (including by Investment, disposition, release, designation, or otherwise) Material Property in any Non-Credit Party (excluding, for the avoidance of doubt, cash and Cash Equivalents in the ordinary course of business for bona fide operational purposes) or (z) make, or permit any Restricted Subsidiary to transfer (including by Investment, disposition, release, designation, or otherwise) Material Property in any Unrestricted Subsidiary.
(ii)“Covenant Waiver Period” shall mean the period commencing on (and including) March 31, 2026 through (and including) the earlier of (x) the date on which Borrower delivers to Administrative Agent written notice of its election to terminate the Covenant Waiver Period and certifying that Borrower was in compliance with the financial covenant set forth in Section 10.08(a) of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which quarterly or annual financial statements have been delivered or are required to have been delivered to Administrative Agent or have been filed with the SEC and (y) the date immediately preceding the date the Borrower is required to deliver a Compliance Certificate for the quarter ending March 31, 2027 demonstrating compliance with the Specified Covenant.
(iii)“Liquidity” shall mean, as of any date of determination, the sum of (x) Unrestricted Cash plus (y) the aggregate Unutilized R/C Commitments of all Revolving Lenders.
(iv)“Material Property” shall mean, collectively, any assets (including, but not limited to, Intellectual Property) owned by a Credit Party or any of its Restricted Subsidiaries that is material to the business of the Borrower and its Restricted Subsidiaries (taken as a whole), as determined by the Borrower in good faith.
(v)“Subsidiary” shall mean, as to any Person, (A) (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency and, after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power, other than with respect to PE Biloxi and PE Vicksburg) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest of any class at the time and (B) any other entity which is otherwise Controlled by such Person, whether directly or indirectly. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Section 2.1 shall refer to a Subsidiary or Subsidiaries of the Borrower. With respect to the Borrower, a “Subsidiary” shall not exclude any Person whose structure is designed to circumvent this definition.

ARTICLE III

CONDITIONS PRECEDENT TO THE WAIVER EFFECTIVE DATE

This Waiver shall become effective on the date (the “Waiver Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 3.1 Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Waiver from each Credit Party, the Lenders constituting the Required Revolving Lenders and the Administrative Agent.

SECTION 3.2 Fees and Expenses. The Administrative Agent shall have received all fees and expenses required to be paid by the Borrower for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP), on or before the Waiver Effective Date, but in no event less than two (2) Business Days prior to the Waiver Effective Date unless otherwise agreed to by the Borrower

    SECTION 3.3 Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower stating that, immediately after giving effect to this Waiver:

    (a)    no Default or Event of Default shall have occurred and be continuing; and

    (b)    each of the representations and warranties made by the Credit Parties in Article VIII of the Credit Agreement, Article IV hereof and in the other Credit Documents shall be true and correct in all material respects on and as of the Waiver Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as of such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Representations and Warranties. Each Credit Party represents for itself and on behalf of its Restricted Subsidiaries and warrants to the Administrative Agent, the Collateral Agent and the Lenders that, after giving effect to this Waiver, (i) no Default or Event of Default has occurred and is continuing on the date hereof and (ii) its representations and warranties as set forth in Article VIII of the Credit Agreement, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such dates.
ARTICLE V

MISCELLANEOUS

SECTION 5.1 Amendment, Modification and Waiver. This Waiver may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered by (x) the Credit Parties, (y) those Lenders party to the Credit Agreement then constituting the Required Revolving Lenders and (z) each Lender party to this Waiver that remains a Lender as of the date of such amendment, modification or waiver.

SECTION 5.2 Entire Agreement. This Waiver, the Credit Agreement and the other Credit Documents, constitute the entire agreement among the parties to the Credit Agreement with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 5.3 GOVERNING LAW. THIS WAIVER AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

SECTION 5.4 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTIONS 13.09(b), 13.09(c), 13.09(d), AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS WAIVER MUTATIS MUTANDIS.

SECTION 5.5 No Advisory or Fiduciary Responsibility. Section 13.17 of the Credit Agreement shall apply to this Waiver mutatis mutandis.

SECTION 5.6 Severability. Wherever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Waiver.

    SECTION 5.7 Counterparts. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Waiver and any document to be signed in connection with this Waiver and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic

Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.

SECTION 5.8 Credit Document. This Waiver shall constitute a “Credit Document” as defined in the Credit Agreement.

SECTION 5.9 No Novation. This Waiver shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Credit Document (as defined in the Credit Agreement) or any other security therefor. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Except as expressly provided herein, the Credit Agreement and the other Credit Documents remain in full force and effect and are hereby ratified and confirmed in all respects and nothing in this Waiver shall be construed as a release or other discharge of the Borrower or any Guarantor from any of its obligations and liabilities under the Credit Agreement or the other Credit Documents (as defined in the Credit Agreement) nor shall this Waiver be deemed to establish a course of dealing or to obligate any Lender to grant any future waivers.

SECTION 5.10 Agent Authorization.

(a)     The Lenders party hereto, constituting the Required Revolving Lenders, hereby direct and authorize (acting pursuant to and subject to the provisions of the Credit Agreement) the Administrative Agent to execute and deliver this Waiver and to take all reasonably necessary actions to effect the Specified Waiver and, on the Waiver Effective Date, to execute and deliver such other agreements, acknowledgments and other documents and take such other actions, in each case, as may be reasonably requested by the Borrower or any Lender party hereto, to evidence the transactions contemplated by this Waiver. In reliance on the direction and authorization of the Lenders party hereto, constituting the Required Revolving Lenders, and the applicable provisions of the Credit Agreement, the Administrative Agent shall execute and deliver this Waiver and shall take all such actions to effect the Specified Waiver on and after the Waiver Effective Date.
(b)    The Credit Parties and the Lenders party hereto hereby expressly acknowledge and agree that, on and after the Waiver Effective Date, the Administrative Agent is expressly entitled to the benefits and protections afforded to it under the Credit Agreement and the other Credit Documents, including without limitation the provisions of Section 12.08 of the Credit Agreement.
    SECTION 5.11 General Release. In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Waiver and any other document executed and/or delivered in connection herewith, the Borrower and each of the other Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity (collectively, the “Claims”), against the Administrative Agent or any or all Lenders and each of their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), in each case, solely to the extent based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with any or all of the Credit Documents or transactions contemplated thereby or any actions or omissions in connection therewith, in each case, through the date of this Waiver.  In entering into this Waiver, the Borrower and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section 5.11 shall survive the termination of this Waiver, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.

BALLY'S CORPORATION
By:	/s/ GEORGE PAPANIER
Name:	George Papanier
Title:	President
[Signature Page to Conditional Waiver to Credit Agreement]

SUBSIDIARY GUARANTORS:

AZTAR INDIANA GAMING COMPANY, LLC, an Indiana limited liability company

BALLY’S-GALAXY ACQUISITION CORP., a Delaware corporation

BALLY’S INTERACTIVE, LLC, a Delaware limited liability company

BALLY’S KANSAS CITY, LLC, a Missouri limited liability company

BALLY’S MANAGEMENT GROUP, LLC, a Delaware limited liability company

BALLY’S PENNSYLVANIA, LLC, a Delaware limited liability company

BETWORKS (US) LLC, a Nevada limited liability company

DOVER DOWNS, LLC, a Delaware limited liability company

FANTASY DRAFT, LLC, a Delaware limited liability company

FANTASY SPORTS SHARK, LLC, a Delaware limited liability company

INTERSTATE RACING ASSOCIATION, LLC., a Colorado limited liability company

MB DEVELOPMENT, LLC, a Nevada limited liability company

MILE HIGH USA, LLC, a Delaware limited liability company

PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company

PREMIER ENTERTAINMENT BLACK HAWK, LLC, a Colorado limited liability company

PREMIER ENTERTAINMENT FINANCE CORP., a Delaware corporation

PREMIER ENTERTAINMENT III, LLC, a Delaware limited liability company

By:	/s/ CRAIG EATON
Name:	Craig Eaton
Title:	Senior VP and Secretary

[Signature Page to Conditional Waiver to Credit Agreement]

PREMIER ENTERTAINMENT LOUISIANA I, LLC, a Delaware limited liability company

PREMIER ENTERTAINMENT SHREVEPORT, LLC, a Louisiana limited liability company

PREMIER ENTERTAINMENT TAHOE, LLC, a Nevada limited liability company

PREMIER ENTERTAINMENT VICKSBURG, LLC, a Delaware limited liability company

RACING ASSOCIATES OF COLORADO, LTD., a Colorado limited partnership

By:	/s/ CRAIG EATON
Name:	Craig Eaton
Title:	Senior VP and Secretary

[Signature Page to Conditional Waiver to Credit Agreement]

ROCK ISLAND FOODSERVICE, LLC, an Illinois limited liability company

TELESCOPE DIGITAL INC., a Delaware corporation

THE ROCK ISLAND BOATWORKS, LLC, an Illinois limited liability company

By:	/s/ GEORGE PAPANIER
Name:	George Papanier
Title:	President and CEO

PREMIER ENTERTAINMENT AC, LLC, a New Jersey limited liability company

TROPICANA LAS VEGAS HOTEL AND CASINO, INC., a Delaware corporation

TROPICANA LAS VEGAS INTERMEDIATE HOLDINGS INC., a Delaware corporation

TROPICANA LAS VEGAS, INC., a Nevada corporation

By:	/s/ CRAIG EATON
Name:	Craig Eaton
Title:	Secretary

TWIN RIVER-TIVERTON, LLC, a Delaware limited liability company

UTGR, LLC, a Delaware limited liability company

By:	/s/ CRAIG EATON
Name:	Craig Eaton
Title:	President

[Signature Page to Conditional Waiver to Credit Agreement]

BALLY’S INTERACTIVE MARYLAND, LLC, a Delaware limited liability company

BALLY’S INTERACTIVE (STADIUM) LLC, a Delaware limited liability company

BALLY’S MEDIA, LLC, a Delaware limited liability company

BALLY’S STAR HOLDINGS, LLC, a Delaware limited liability company

PE SUB HOLDINGS, LLC, a Delaware limited liability company

PE SUB INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company

PREMIER ENTERTAINMENT PARENT, LLC, a Delaware limited liability company

PREMIER ENTERTAINMENT SUB, LLC, a Delaware limited liability company

By:	/s/ GEORGE PAPANIER
Name:	George Papanier
Title:	Manager

By:	/s/ CRAIG EATON
Name:	Craig Eaton
Title:	Manager

THE SHOPS AT TROPICANA LAS VEGAS, LLC, a Nevada limited liability company

By:	/s/ GEORGE PAPANIER
Name:	George Papanier
Title:	Director
[Signature Page to Conditional Waiver to Credit Agreement]

CASINO QUEEN, LLC, an Illinois limited liability company

LOUISIANA CASINO CRUISES, LLC, a Louisiana limited liability company

By:	/s/CHERYL ASH
Name:	Cheryl Ash
Title:	Chief Financial Officer

GAMESYS US LLC, a Delaware limited liability company

By:	/s/LIZ HUTTON
Name:	Liz Hutton
Title:	Authorized Signatory

BALLY’S CHICAGO OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/AMEET PATEL
Name:	Ameet Patel
Title:	President

[Signature Page to Conditional Waiver to Credit Agreement]

GAMESYS DATA ANALYTICS LIMITED, a private limited company incorporated in England and Wales

By:	/s/LIZ HUTTON
Name:	Liz Hutton
Title:	Secretary

BALLY’S CANADA INC., an Ontario corporation

By:	/s/LIZ HUTTON
Name:	Liz Hutton
Title:	Secretary

SPORTSOFT SOLUTIONS INC., a British Columbia corporation

By:	/s/LIZ HUTTON
Name:	Liz Hutton
Title:	Secretary

[Signature Page to Conditional Waiver to Credit Agreement]

Executed as a deed by GYPS FULVUS LIMITED, acting by a director in the presence of	/s/ADAM CRAIG
Adam Craig, Director

Witness	Signature	/s/MATT HILL
	Name	Matt Hill
	Address	[•]
	Occupation	General Counsel
[Signature Page to Conditional Waiver to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a Lender

By:	/s/PHILIP TANCORRA
Name:	Philip Tancorra
Title:	Director

By:	/s/SUZAN ONAL
Name:	Suzan Onal
Title:	Director

[Signature Page to Conditional Waiver to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/CHARLENE SALDANHA
Name:	Charlene Saldanha
Title:	Director

[Signature Page to Conditional Waiver to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By:	/s/DAVID W. STACK
Name:	David W. Stack
Title:	Senior Vice President

[Signature Page to Conditional Waiver to Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ELIZABETH TOSIN
Name:	Elizabeth Tosin
Title:	Authorized Signatory

[Signature Page to Conditional Waiver to Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By:	/s/KATHERINE PHIFER
Name:	Katherine Phifer
Title:	Executive Director

[Signature Page to Conditional Waiver to Credit Agreement]

JEFFERIES FINANCE LLC, as a Lender

By:	/s/J R YOUNG
Name:	J R Young
Title:	Managing Director

[Signature Page to Conditional Waiver to Credit Agreement]